               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

             INSURED MUNICIPAL INCOME FUND INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                       INSURED MUNICIPAL INCOME FUND INC.
                             ---------------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 17, 1997
                             ---------------------

TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Insured Municipal Income Fund Inc. ('Fund') will be held on July 17, 1997 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 38th Floor, New York, New York 10019 for the following purposes:

     MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS:

          (1) To elect seven (7) directors to serve until the annual meeting of shareholders in 1998, or until their successors are elected and qualified;

          (2) To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending March 31, 1998; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     MATTERS TO BE VOTED UPON ONLY BY HOLDERS OF AUCTION PREFERRED SHARES:

          (4) To elect two (2) directors to serve until the annual meeting of shareholders in 1998 or until their successors are elected and qualified.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on May 16, 1997. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,


                                          DIANNE E. O'DONNELL
                                          Secretary

May 30, 1997
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

        PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director for which you are entitled to cast a vote named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                      REGISTRATION                                   VALID SIGNATURE
---------------------------------------------------------    -------------------------------
Corporate Accounts
     (1) ABC Corp........................................    ABC Corp.
                                                             John Doe, Treasurer
     (2) ABC Corp........................................    John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer...............    John Doe
     (4) ABC Corp. Profit Sharing Plan...................    John Doe, Treasurer

Partnership Accounts
     (1) The XYZ Partnership.............................    Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership............    Jane B. Smith, General Partner

Trust Accounts
     (1) ABC Trust Account...............................    Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/18/78.............    Jane B. Doe

Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o
         John B. Smith, Jr. UGMA/UTMA....................    John B. Smith
     (2) Estate of John B. Smith.........................    John B. Smith, Executor

                       INSURED MUNICIPAL INCOME FUND INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                             ---------------------
                                PROXY STATEMENT
                             ---------------------
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 1997

     This statement is furnished to the shareholders of Insured Municipal Income Fund Inc. ('Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on July 17, 1997, or any adjournment or adjournments thereof. This proxy statement will first be mailed to shareholders on or about May 30, 1997.

     A majority of the shares outstanding on May 16, 1997, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund's auction preferred shares ('APS') with respect to the election of the two directors to be elected by the APS), or if such a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1 and 4, for which the required vote is a plurality, or Proposal 2, for which the required vote is a majority.

     Except as otherwise indicated herein, all of the outstanding shares of the Fund's common stock and APS will vote together as a single class. Each full share of the Fund's common stock or APS is entitled to one vote and each fractional share of the Fund's common stock or APS is entitled to a proportionate share of one vote. However, as described below in connection with Proposals 1 and 4, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund's directors.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted FOR the nine nominees for director named herein and FOR the remaining proposals described in this proxy statement. With respect to the holders of the Fund's common stock, if you give no voting instructions, your shares will be voted FOR the seven nominees for director for which the holders of the common stock are entitled to vote and FOR the remaining proposals described in this proxy statement. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, May 16, 1997, the Fund had outstanding 20,628,363 shares of common stock and 3,000 of the APS, representing Series A, Series B, Series C and Series D shares. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') or PaineWebber Incorporated ('PaineWebber'), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund.

     Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ('PW Group'), a publicly held financial services holding company. PaineWebber may act as a dealer and secondary market-maker in connection with over-the-counter secondary market sales of the Fund's common stock. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

     The Fund's annual report containing financial statements for the fiscal year ended March 31, 1997 is being mailed concurrently with this proxy statement.

                    PROPOSALS 1 AND 4. ELECTION OF DIRECTORS

     Proposals 1 and 4 relate to the election of directors of the Fund. Management proposes the election of the nine nominees named in the table below as directors of the Fund. Each nominee, including those who are not 'interested persons' of the Fund as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Directors'), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified.

     Holders of the outstanding shares of the APS, voting as a separate class, are entitled to elect two of the Fund's directors. Margo N. Alexander and Meyer Feldberg have been nominated as the directors that are to be elected by holders of the APS. The other seven directors will be elected by holders of the outstanding common stock and APS, voting together as a single class. Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, George W. Gowen, Frederic V. Malek and Carl W. Schafer have been nominated by management as the directors that are to be elected by all common stock and APS holders. Unless you give contrary instructions on the enclosed proxy card: if you are a holder of the APS, your shares will be voted in favor of the election of all nine nominees; and, if you are a holder of the common stock, your shares will be voted in favor of the seven nominees that are to be elected by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted in favor of such other nominee or nominees as management may recommend.

     Messrs. Bewkes and Feldberg have served as directors of the Fund since its inception. Messrs. Armstrong and Burt have served as directors of the Fund since February 15, 1995. Mrs. Alexander has served as a director of the Fund since May 11, 1995. Messrs. Gowen, Malek and Schafer and Ms. Farrell have served as directors of the Fund since April 11, 1996. Directors shall be elected by the vote of the holders of a plurality of the shares of the Fund present in person or by proxy and entitled to vote thereon. If each of the nine nominees is elected, they will constitute the entire board of directors of the Fund.
None of the current directors and executive officers as a group (22 persons) beneficially owned any shares of the Fund's common stock or APS on April 30, 1997.

                                                   PRESENT POSITION WITH THE                         SHARES OWNED
                                                FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
         NOMINEE; AGE                         PAST FIVE YEARS; OTHER DIRECTORSHIPS                 APRIL 30, 1997**
-------------------------------  --------------------------------------------------------------   ------------------
Margo N. Alexander; 50*          Director  and  president. Mrs.  Alexander is  president, chief           --
                                 executive officer and a  director of Mitchell Hutchins  (since
                                 January  1995) and an executive vice president and director of
                                 PaineWebber. Mrs.  Alexander is  president and  a director  or trustee of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.
Richard Q. Armstrong; 62         Director.  Mr.  Armstrong  is chairman  and  principal  of RQA           --
                                 Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong is  also director  of Hi  Lo Automotive,  Inc. He  was chairman  of the board, chief  executive  officer and  co-owner  of  Adirondack
                                 Beverages   (producer  and  distributor  of  soft  drinks  and
                                 sparkling/still waters) (October  1993-March 1995).  He was  a partner  of  The  New  England  Consulting  Group  (management
                                 consulting  firm)  (December  1992-September  1993).  He   was
                                 managing director of LVMH U.S. Corporation (U.S. subsidiary of the  French  luxury  goods  conglomerate,  Luis  Vuitton  Moet
                                 Hennessey Corporation) (1987-1991)  and chairman  of its  wine
                                 and   spirits  subsidiary,  Schieffelin   &  Somerset  Company
                                 (1987-1991). Mr. Armstrong is also a director or trustee of 28
                                 investment  companies   for   which   Mitchell   Hutchins   or
                                 PaineWebber serves as investment adviser.
E. Garrett Bewkes, Jr.; 70*      Director and chairman of the board of directors. Mr. Bewkes is           --
                                 a  director of  PW Group  (holding company  of PaineWebber and
                                 Mitchell  Hutchins).  Prior  to   December  1995,  he  was   a
                                 consultant  to PW Group. Prior to 1988, he was chairman of the board, president  and  chief  executive  officer  of  American
                                 Bakeries  Company. Mr. Bewkes is also a director of Interstate
                                 Bakeries  Corporation  and  NaPro  BioTherapeutics,  Inc.  Mr.
                                 Bewkes is a director or trustee of 29 investment companies for which  Mitchell Hutchins  or PaineWebber  serves as investment adviser.
Richard R. Burt; 50              Director.  Mr.  Burt  is  chairman  of  International   Equity           --
                                 Partners   (international  investments  and  consulting  firm)
                                 (since March  1994)  and  a  partner  of  McKinsey  &  Company
                                 (management  consulting  firm)  (since  1991).  He  is  also a
                                 director  of   American   Publishing   Company   and   Archer-
                                 Daniels-Midland  Co.  (agricultural commodities).  He  was the chief negotiator in  the Strategic Arms  Reduction Talks  with the former Soviet Union (1989-1991) and the U.S. Ambassador to the  Federal Republic  of Germany  (1985-1989). Mr.  Burt is a
                                 director or trustee of 28 investment

                                                   PRESENT POSITION WITH THE                         SHARES OWNED
                                                FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
         NOMINEE; AGE                         PAST FIVE YEARS; OTHER DIRECTORSHIPS                 APRIL 30, 1997**
-------------------------------  --------------------------------------------------------------   ------------------
                                 companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.
Mary C. Farrell; 47*             Director.  Ms.  Farrell   is  a   managing  director,   senior           --
                                 investment  strategist  and  member of  the  Investment Policy
                                 Committee of PaineWebber.  Ms. Farrell  joined PaineWebber  in
                                 1982. She is a member of the Financial Women's Association and
                                 Women's  Economic  Roundtable  and is  employed  as  a regular panelist on Wall  $treet Week  with Louis  Rukeyser. She  also serves  on  the Board  of Overseers  of New  York University's
                                 Stern School of Business. Ms. Farrell is a director or trustee of 28  investment companies  for  which Mitchell  Hutchins  or
                                 PaineWebber serves as investment adviser.
Meyer Feldberg; 55               Director.  Mr. Feldberg is Dean and Professor of Management of           --
                                 the Graduate School of Business, Columbia University. Prior to
                                 1989,  he  was   president  of  the   Illinois  Institute   of
                                 Technology.   Dean  Feldberg  is  also  a  director  of  K-III
                                 Communications Corporation, Federated Department Stores,  Inc.
                                 and  Revlon, Inc. Dean Feldberg is a director or trustee of 28
                                 investment  companies   for   which   Mitchell   Hutchins   or
                                 PaineWebber serves as investment adviser.
George W. Gowen; 67              Director.   Mr.  Gowen  is  a  partner  in  the  law  firm  of           --
                                 Dunnington, Bartholow & Miller.  Prior to May  1994, he was  a
                                 partner in the law firm of Fryer, Ross & Gowen. Mr. Gowen is a director  of Columbia Real Estate  Investments, Inc. Mr. Gowen
                                 is a director or trustee of 28 investment companies for  which
                                 Mitchell Hutchins or PaineWebber serves as investment adviser.
Frederic V. Malek; 60            Director.  Mr. Malek  is chairman  of Thayer  Capital Partners           --
                                 (merchant bank). From  January 1992 to  November 1992, he  was campaign manager of Bush-Quayle '92. From 1990 to 1992, he was vice  chairman and,  from 1989  to 1990,  he was  president of
                                 Northwest  Airlines  Inc.,  NWA   Inc.  (holding  company   of
                                 Northwest  Airlines  Inc.)  and  Wings  Holding  Inc. (holding company of NWA Inc.).  Prior to 1989, he  was employed by  the
                                 Marriott  Corporation  (hotels, restaurants,  airline catering and contract feeding), where he most recently was an executive vice president and president  of Marriott Hotels and  Resorts.
                                 Mr.  Malek is also a  director of American Management Systems,
                                 Inc. (management  consulting and  computer related  services),
                                 Automatic  Data  Processing, Inc.,  CB Commercial  Group, Inc.
                                 (real estate services), Choice Hotels International (hotel and hotel  franchising),  FPL  Group,  Inc.  (electric  services),
                                 Integra,

                                                   PRESENT POSITION WITH THE                         SHARES OWNED
                                                FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
         NOMINEE; AGE                         PAST FIVE YEARS; OTHER DIRECTORSHIPS                 APRIL 30, 1997**
-------------------------------  --------------------------------------------------------------   ------------------
                                 Inc.  (bio-medical), Manor Care,  Inc. (health care), National
                                 Education Corporation and Northwest Airlines Inc. Mr. Malek is
                                 a director or  trustee of  28 investment  companies for  which
                                 Mitchell Hutchins or PaineWebber serves as investment adviser.
Carl W. Schafer; 61              Director.  Mr. Schafer is president of the Atlantic Foundation           --
                                 (charitable   foundation   supporting   mainly   oceanographic
                                 exploration  and  research).  He  is  a  director  of  Roadway
                                 Express, Inc. (trucking), The Guardian Group of Mutual  Funds,
                                 Evans  Systems,  Inc.  (motor  fuels,  convenience  store  and
                                 diversified  company),   Electronic  Clearing   House,   Inc.,
                                 (financial  transactions processing),  Wainoco Oil Corporation
                                 and  Nutraceutix,  Inc.  (biotechnology  company).  Prior   to
                                 January  1993,  he  was chairman  of  the  Investment Advisory
                                 Committee of the Howard Hughes Medical Institute. Mr.  Schafer
                                 is  a director or trustee of 28 investment companies for which
                                 Mitchell Hutchins  or  PaineWebber  serves  as  an  investment adviser.

------------

* Mrs. Alexander, Mr. Bewkes and Ms. Farrell are 'interested persons' of the Fund as defined by the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and PW Group.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of shares owned.

     The board of directors of the Fund met six times during the fiscal year ended March 31, 1997. Each of the directors attended 75% or more of the board meetings during the last fiscal year. The Audit and Contract Review Committee ('ACR Committee') of the board currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek and Schafer. The ACR Committee has established a sub-committee that periodically reviews the contractual and audit arrangements for the Fund and reports back to the full ACR Committee. Messrs. Burt, Feldberg, Gowen and Schafer are members of this sub-committee. Each member of the Fund's ACR Committee is also a member of a similar committee established by the board of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser and also may be a member of a sub-committee established by another fund's audit and contract review committee. The duties of the ACR Committee are (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent accountants, including reports on the Fund's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent accountants and to recommend whether to retain such independent accountants for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The ACR Committee and its sub-committee met once during the Fund's fiscal year ended March 31, 1997. Each member of the ACR Committee and sub-committee attended those meetings.

     The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors $1,000 annually and $150 each board meeting and for each separate meeting of a board committee. The chairmen of the sub-committees of individual funds within the PaineWebber fund complex receive additional annual compensation aggregating $15,000 each from the relevant funds. Directors of the Fund who are 'interested persons' as defined by the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings. Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The table below includes certain information relating to the compensation of the Fund's directors for the fiscal year ended March 31, 1997.

                                                                                                        TOTAL
                                                                                     AGGREGATE       COMPENSATION
                                                                                    COMPENSATION    FROM THE FUND
                                     NAME OF                                            FROM           AND THE
                                PERSON, POSITION                                     THE FUND*      FUND COMPLEX**
---------------------------------------------------------------------------------   ------------    --------------
Richard Q. Armstrong, Director...................................................      $2,489          $ 59,873
Richard R. Burt, Director........................................................      $2,339          $ 51,173
Meyer Feldberg, Director.........................................................      $2,448          $ 96,181
George W. Gowen, Director........................................................      $1,323          $ 92,431
Frederic V. Malek, Director......................................................      $1,323          $ 92,431
Carl W. Schafer, Director........................................................      $1,323          $ 62,307
John R. Torell III, Director***..................................................      $2,489          $ 60,123

------------

Only independent members of the board are compensated by the Fund and identified above; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.

  * Represents fees paid to each director during the fiscal year ended March 31, 1997.

 ** Represents total compensation paid to each director by 28 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser during the twelve months ended December 31, 1996; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

*** No longer a director; not standing for election.

         PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Fund's financial statements for the fiscal year ended March 31, 1997 were audited by Ernst & Young LLP ('Ernst & Young'), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns.

     The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ending March 31, 1998, subject to ratification by shareholders of the Fund at the annual meeting. Ernst & Young has been the Fund's independent auditors since its inception in June 1993. The ratification of Ernst & Young as independent auditors is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote for such ratification unless contrary instructions are given. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the shares of the Fund cast at the annual meeting is required for ratification, provided a quorum is present.

     Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL 2.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, other than Mrs. Alexander, who is a nominee for director, are:

     ELBRIDGE T. GERRY III, age 40, vice president of the Fund (appointed  April
1996). Mr. Gerry is a senior vice president and a portfolio manager of Mitchell Hutchins. Prior to January 1996, he was with J.P. Morgan Private Banking where he was responsible for managing municipal assets, including several municipal bond funds. Mr. Gerry is a vice president of five investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     DENNIS MCCAULEY, age 50,  vice president of  the Fund (appointed  September
1995). Mr. McCauley is a managing director and chief investment officer-fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation. Mr. McCauley is also a vice president of 19 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     ANN E. MORAN, age 39, vice president and assistant treasurer of the Fund (appointed June 1993) Ms. Moran is a vice president of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     RICHARD  S. MURPHY, age 42, vice  president of the Fund (appointed December
1996). Mr. Murphy is a senior vice president and a portfolio manager of Mitchell Hutchins. Prior to March 1994 Mr. Murphy was a vice president at American International Group. Mr. Murphy is a vice president of two investment companies for which Mitchell Hutchins or Paine Webber serves as investment adviser.

     DIANNE E. O'DONNELL, age 45, vice president and secretary of the Fund (appointed August 1992). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president of 29 investment companies and secretary of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     EMIL POLITO, age 36, vice president of the Fund (appointed September 1996) Mr. Polito is a senior vice president and director of operations and control for Mitchell Hutchins. From March 1991 to September 1993 he was director of the Mutual Funds Sales Support and Service Center for Mitchell Hutchins and PaineWebber. Mr. Polito is a vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     VICTORIA E. SCHONFELD, age  46, vice president of  the Fund (appointed  May
1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms. Schonfeld is a vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     PAUL H. SCHUBERT, age 34, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Fund. Mr. Schubert is a first vice president and director of the mutual fund finance division of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock Financial Management, Inc. Prior to August 1992, he was an audit manager with Ernst & Young LLP. Mr. Schubert is also a vice president and treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     BARNEY A. TAGLIALATELA, age 36, vice president and assistant treasurer of the Fund (appointed May 1997). Mr. Taglialatela is a vice president and a manager of the mutual fund finance division of Mitchell Hutchins. Prior to February 1995, he was a manager of the mutual fund finance division of Kidder Peabody Asset Management, Inc. Mr. Taglialatela is a vice president of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     GREGORY K. TODD, age 40, vice president and assistant secretary of the Fund (appointed June 1993). Mr. Todd is a first vice president and senior associate general counsel of Mitchell Hutchins. Prior to 1993, he was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is a vice president and assistant secretary of nine investment companies and vice president and secretary of one investment company for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     KEITH A. WELLER, age 35, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to joining Mitchell Hutchins in June 1995, he was an attorney with the law firm of Brown & Wood. Mr. Weller is a vice president and assistant secretary of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as an investment adviser.

     TERESA  M. WEST,  age 38,  vice president  of the  Fund (appointed December
1993). Ms. West is a first vice president of Mitchell Hutchins. Prior to November 1993, she was compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, Ms. West was a vice president and manager -- legal administration of Mitchell Hutchins. Ms. West is a vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     IAN W. WILLIAMS, age 39, vice president and assistant treasurer of the Fund (appointed May 1997). Mr. Williams is a vice president and a manager of the mutual fund finance division of Mitchell Hutchins. Prior to June 1992, he was an audit senior accountant with Price Waterhouse LLP. Mr. Williams is a vice president of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Mr. Polito. This delayed report did not involve any transactions in the Fund's common stock or APS but related to his election as an officer. Also, a report of change in beneficial ownership under that section was not timely filed for Mr. Bewkes. This delayed report involved a sale of the Fund's common stock. The Fund is not aware of any outstanding reports required to be filed by any director.

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 1998 annual meeting of shareholders should send such proposals to the Fund at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the Fund no later than January 30, 1998. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

     Management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

May 30, 1997

        It is important that you execute and return your proxy promptly.

-------------------
            INSURED
          MUNICIPAL
   INCOME FUND INC.
-------------------

             PROXY
             STATEMENT

                                                 -------------------
                                                             INSURED
                                                           MUNICIPAL
                                                    INCOME FUND INC.
                                                 -------------------

                                               ------------------
                                               NOTICE OF
                                               ANNUAL MEETING
                                               TO BE HELD ON
                                               JULY 17, 1997
                                               AND
                                               PROXY STATEMENT
                                               ------------------

                                   APPENDIX 1

                                                                       APS
                                                                      PROXY
                                                                      -----
                       INSURED MUNICIPAL INCOME FUND INC.
           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  -  JULY 17, 1997

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES ROSEANNE HARFORD AND JENNIFER FARRELL AND EACH OF THEM (WITH POWER OF SUBSTITUTION) TO VOTE FOR THE UNDERSIGNED ALL SHARES OF COMMON STOCK OF THE UNDERSIGNED AT THE AFORESAID MEETING AND ANY ADJOURNMENT THEREOF WITH ALL THE POWER THE UNDERSIGNED WOULD HAVE IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE 'FOR' ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INSURED MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT
Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

 PLEASE INDICATE YOUR VOTE BY AN `X' IN THE APPROPRIATE BOX BELOW. THE BOARD OF
                       DIRECTORS RECOMMENDS A VOTE 'FOR'

                                                                              FOR ALL    OR    FOR ALL EXCEPT   OR    WITHHOLD
1.    ELECTION OF DIRECTORS
      (INSTRUCTION: TO  WITHHOLD AUTHORITY  TO VOTE  FOR ANY  INDIVIDUAL
                    NOMINEE,  STRIKE A  LINE THROUGH  THE NOMINEE'S NAME
                    IN  THE LIST BELOW AND MARK CENTER BOX TO RIGHT.)          [ ]                [ ]                  [ ]
      Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes,  Jr.,
      Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen,
      Frederic V. Malek, Carl W. Schafer.

                   Continued and to be signed on reverse side

                                                               FOR           AGAINST        ABSTAIN
2.    To  ratify the selection  of Ernst &  Young LLP as
      the Fund's  independent  auditors for  the  fiscal
      year ending March 31, 1998.                              [ ]            [ ]            [ ]

This proxy will not be voted unless it is dated and signed exactly as instructed below.

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated -- for example: 'ABC Corp., John Doe, Treasurer.'

                                                Sign exactly as name appears
                                                hereon.

                                                __________________________(L.S.)

                                                __________________________(L.S.)

                                                Date______________________, 199_

                                   APPENDIX 2

                                                               COMMON STOCK
                                                                   PROXY
                                                                   -----

                       INSURED MUNICIPAL INCOME FUND INC.
           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  -  JULY 17, 1997

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES ROSEANNE HARFORD AND JENNIFER FARRELL AND EACH OF THEM (WITH POWER OF SUBSTITUTION) TO VOTE FOR THE UNDERSIGNED ALL SHARES OF COMMON STOCK OF THE UNDERSIGNED AT THE AFORESAID MEETING AND ANY ADJOURNMENT THEREOF WITH ALL THE POWER THE UNDERSIGNED WOULD HAVE IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE 'FOR' ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INSURED MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT
    Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938. PFPC
  Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

 PLEASE INDICATE YOUR VOTE BY AN `X' IN THE APPROPRIATE BOX BELOW. THE BOARD OF
                       DIRECTORS RECOMMENDS A VOTE 'FOR'

                                                                                    FOR ALL    OR    FOR ALL EXCEPT   OR    WITHHOLD
1.    ELECTION OF DIRECTORS
      (INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                     STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW
                     AND MARK CENTER BOX TO RIGHT.)                                   [ ]                  [ ]                 [ ]
      Richard Q. Armstrong,  E. Garrett Bewkes,  Jr., Richard R.  Burt, Mary  C.
      Farrell, George W. Gowen, Frederic V. Malek, Carl W. Schafer.

                   Continued and to be signed on reverse side

                                                                       FOR           AGAINST        ABSTAIN
2.    To ratify the selection of Ernst & Young LLP as the Fund's independent  auditors for the fiscal year ending March 31,
      1998.                                                            [ ]             [ ]            [ ]

This proxy will not be voted unless it is dated and signed exactly as instructed below.

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated -- for example: 'ABC Corp., John Doe, Treasurer.'

                                                 Sign exactly as name appears
                                                 hereon.

                                                 _________________________(L.S.)

                                                 _________________________(L.S.)

                                                 Date_____________________, 199_